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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 17, 2000
                Date of Report (Date of Earliest Event Reported)


                        COMMISSION FILE NUMBER: 1-5492-1

                               NASHUA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                                        02-0170100
(State or Other Jurisdiction of                (IRS Employer Identification No.)
 Incorporation or Organization)


            SECOND FLOOR
        11 TRAFALGAR SQUARE
       NASHUA, NEW HAMPSHIRE                                03063
(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (603) 880-2323


                               44 FRANKLIN STREET
                           NASHUA, NEW HAMPSHIRE 03064
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

This report on Form 8-K/A amends and supplements the report on Form 8-K filed by Nashua Corporation, a Delaware corporation, (the "Company") on May 2, 2000 in connection with the acquisition of all outstanding shares of stock of Rittenhouse Paper Company, an Illinois corporation. The disclosure required under Item 2 of Form 8-K is included in that report. The purpose of this report is solely to provide the financial statements of the business acquired as required by Item 7(a) and the pro forma financial information as required by
Item 7(b).

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Rittenhouse L.L.C., an Illinois limited liability corporation, was formed on January 2, 1997, for the purpose of succeeding to the operations of Rittenhouse Paper Company (an Illinois S Corporation). Financial statements and pro forma financial information have been provided for Rittenhouse L.L.C. Activity and balances for Rittenhouse Paper Company consist of its equity interest in the operations of Rittenhouse L.L.C. and other related party transactions. All operating activity for Rittenhouse Paper Company and Rittenhouse L.L.C. (collectively "Rittenhouse") is included under Rittenhouse L.L.C.

(a)  Financial Statements of Business Acquired.

     The following documents appear as Exhibits 99.1 and 99.2, respectively, to this current report on Form 8-K/A and are incorporated into this document by reference:

     (i) Unaudited Condensed Financial Statements of Rittenhouse L.L.C. for the three months ended March 31, 2000 and 1999; and
     (ii) Audited Financial Statements of Rittenhouse L.L.C. for the years ended December 31, 1999, 1998 and 1997.

(b)  Unaudited Pro Forma Financial Information.

     The following documents appear as Exhibit 99.3 to this current report on Form 8-K/A and are incorporated into this document by reference:

     (i) Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of March 31, 2000; and
     (ii) Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the three months ended March 31, 2000, and
     (iii) Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 1999; and
     (iv) Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

(c)  Exhibits.

     99.1 Unaudited Condensed Financial Statements of Rittenhouse L.L.C. for the three months ended March 31, 2000 and 1999.
     99.2 Audited Financial Statements of Rittenhouse L.L.C. for the years ended December 31, 1999, 1998 and 1997.
     99.3 Unaudited Pro Forma Financial Information.


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NASHUA CORPORATION
                                        (REGISTRANT)

Date: JUNE 27, 2000                  By /s/ John L. Patenaude
      -----------------                 ----------------------------------------
                                            John L. Patenaude
                                            Vice President-Finance and
                                            Chief Financial Officer
                                     (principal financial and duly
                                     authorized officer)


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